Earnings per share	12 Months Ended
Dec. 31, 2020
Earnings per share
Earnings per share

30       Earnings per share

Basic earnings per share is calculated by dividing the profit or loss attributable to equity holders of the Group by the weighted average number of shares outstanding resulting from the Reverse Stock Split, the Initial Public Offering and the Capital Increase, which were implemented in three stages, less the weighted average number of treasury shares.

-  Stage 1: Reverse stock split from 1-to-10.12709504 approved by the shareholder on January 19, 2018 that implies a reduction of the outstanding common shares from 1,500,000,000 to 148,117,500 common shares. The nominal value of USD 1 of each common share has not changed because of the Reverse Stock Split, which become effective as of the date of its approval.

-  Stage 2: Issuance of 11,904,762 common shares in the Initial Public Offering on February 2, 2018.

-Stage 3: Capital Increase of 3,200,445 common shares for the purpose of the Management Share Compensation Plan on October 9, 2020.

The Reverse Stock Split has been given a retrospective effect.

The following tables shows the net income and the number of shares that have been used for the calculation of the basic earnings per share total:

	2020	2019	2018
(Loss)/ Income attributable to equity holders of the Group	(253,053)	9,099	7,125
Weighted average number of shares (thousands)	160,022	160,022	158,848
Basic earnings per share of the year	(1.58)	0.06	0.04

	2020	2019	2018
Weighted average number of shares outstanding	160,748	160,022	158,848
Weighted average number of treasury shares	(726)	—	—
Weighted average number of shares used as the denominator	160,022	160,022	158,848

As of the date of the issuance of these Consolidated Financial Statements, there are no CAAP instruments outstanding that imply the existence of potential ordinary shares. Thus the basic net income per share matches the diluted net income per share.